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                                                               EXHIBIT 23.2





                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Prospectus constituting part of this Amendment No. 1 to the Registration Statement on Form S-3 of our report dated February 13, 1992 appearing on page S-3 of Terra Industries Inc. Annual Report on Form 10-K for the year ended December 31, 1993. We also consent to the reference to us under the heading "Experts" in such Prospectus.





Price Waterhouse

New York, New York
March 8, 1994